UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2025

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As approved by the shareholders of AlphaTime Acquisition Corp (the “Company” or “AlphaTime”), by ordinary resolution, at an extraordinary general meeting of shareholders held on December 16, 2025 (the “Meeting”), on December 16, 2025, the Company entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from January 4, 2026, (the “Termination Date”) up to three (3) times, with each extension comprised of one month each from the Termination Date, or extended date, as applicable, to April 4, 2026, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the trust account (the “Trust Account”) $1 for each monthly extension (the “Extension Payment”) until April 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination (the “Trust Agreement Amendment Proposal”).

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure related to the non-interest bearing, unsecured promissory note, the form of which is included in the Trust Agreement Amendment contained in Item 1.01 is incorporated by reference to this Item 2.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s shareholders at the Meeting on December 16, 2025, by special resolution, the Company amended the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) on December 17, 2025, in the form set forth in Annex A to the definitive proxy statement, filed with the Securities and Exchange Commission on September 9, 2025 (the “Extension Amendment”), reflecting the extension of the date by which the Company must consummate a business combination from the Termination Date up to three (3) times, each comprised of one month each (each an “Extension”) up to April 4, 2026 for a total of three (3) months after the Termination Date (assuming a business combination has not occurred).

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Form of Amendment to the Third Amended and Restated Memorandum and Articles of Association, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 16, 2025, the Company held the Meeting. At the Meeting, the Company’s shareholders approved the following proposals: (1) a proposal to approve by special resolution the Extension Amendment (the “Extension Amendment Proposal”), (2) a proposal to approve by ordinary resolution the Trust Agreement Amendment, and (3) a proposal to adjourn the Meeting to a later date if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal presented at the Meeting were approved by the Company’s shareholders. The final voting results for each proposal are set forth below.

Proposal No. 1 - Extension Amendment Proposal

The Extension Amendment Proposal was approved by special resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
1,748,629	177,510	0

Proposal No. 2 - Trust Agreement Amendment Proposal

The Trust Agreement Amendment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
1,748,629	177,510	0

Proposal No. 3 - Adjournment Proposal

The Adjournment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
1,748,629	177,510	0

Although Proposal 3 was approved, adjournment of the Meeting was not necessary or appropriate because the Company’s shareholders approved Proposal No. 1 to approve the Extension Amendment Proposal and Proposal No.2 to approve the Trust Agreement Amendment Proposal.

Item 8.01.	Other Events.

In connection with the shareholders’ vote at the Meeting, holders of 69 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $854.22 (approximately $12.38 per share) will be removed from the Trust Account to pay such holders and approximately $4,800,479.09 will remain in the Trust Account. Following the aforementioned Redemption, AlphaTime will have 2,169,476 ordinary shares outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Form of Amendment to Third Amended and Restated Memorandum and Articles of Association, adopted on December 16, 2025

10.1	Amendment to the Investment Management Trust Agreement, dated December 16, 2025, by and between AlphaTime Acquisition Corp and Equiniti Trust Company, LLC.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATIME ACQUISITION CORP

By:	/s/ Gan Kim Hai
Name:	Gan Kim Hai
Title:	Chief Executive Officer

Dated: December 23, 2025